WISDOMTREE TRUST

Supplement dated June 1, 2016

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”)

and Statement of Additional Information (“SAI”) for the

WisdomTree Managed Futures Strategy Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Managed Futures Strategy Fund (the “Fund”).

The Fund is an actively managed exchange-traded fund that seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy designed to provide returns that correspond to the performance of the Diversified Trends Indicator Index. The Board of Trustees of WisdomTree Trust, on behalf of the Fund, approved changing the Fund’s benchmark index from the Diversified Trends Indicator Index to the WisdomTree Managed Futures Index, a proprietary WisdomTree index, which will take effect for the Fund on or about June 30, 2016. Additional information regarding the WisdomTree Managed Futures Index is available on www.wisdomtree.com. The Fund’s investment objective, as stated in the Prospectuses, will remain the same.

The Board of Trustees approved a contractual management fee waiver by WisdomTree Asset Management, Inc., the Fund’s investment adviser, of 0.30% for the Fund through December 31, 2017, for a net management fee (and, accordingly, net total operating expenses) of 0.65%.

WIS-PR-008-0616